Exhibit 10.3

JOINDER AGREEMENT

October 15, 2013

Royal Bank of Canada, as the Administrative Agent

WFC Branch

Three World Financial Center

200 Vesey Street

New York, NY 10281-8098

Royal Bank of Canada

3900 Williams Tower

2800 Post Oak Blvd.

Houston, Texas 77056

Attn: Jay Sartain

Re:	Amended and Restated Credit Agreement, dated as of March 28, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among OFFSHORE GROUP INVESTMENT LIMITED, a Cayman Islands exempted company, VANTAGE DRILLING COMPANY, a Cayman Islands exempted company (collectively, the “Borrowers”), the Guarantors party thereto, Royal Bank of Canada, as the Administrative Agent, the Lenders from time to time party thereto and RBC Capital Markets, as Sole Lead Arranger and Sole Bookrunner

Ladies and Gentlemen:

Reference is made to the Credit Agreement and to the Guarantee set forth in Article VIII thereof in favor of the Administrative Agent, for the benefit of the Lenders (as heretofore amended, supplemented, modified or restated, the “Original Guaranty”; such Original Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Joinder Agreement, being the “Guaranty”). The capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

SECTION 1. GUARANTY.

(a) Each of the undersigned hereby irrevocably, absolutely, and unconditionally guarantees to each Lender the prompt, complete, and full payment when due, and no matter how the same shall become due, of all Obligations, as defined in the Credit Agreement, including all principal of and all interest on the Advances, and all other sums payable in connection therewith.

(b) Each of the undersigned hereby irrevocably, absolutely, and unconditionally guarantees to each Lender the prompt, complete and full payment, when due, and no matter how the same shall become due, of all obligations and undertakings of the Borrowers to such Lender under, by reason of, or pursuant to any of the Loan Documents.

(c) If the Borrowers shall for any reason fail to pay any Obligation, as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, the undersigned will, upon demand by the Administrative Agent, pay such Obligation in full to the Administrative Agent for the benefit of the Lender to whom such Obligation is owed.

(d) If either the Borrower or either of the undersigned fails to pay any Obligation as described in the immediately preceding subsections (a), (b), or (c), each of the undersigned will incur the additional obligation to pay to the Administrative Agent, and each of the undersigned will forthwith upon demand by the Administrative Agent pay to the Administrative Agent, the amount of any and all reasonable expenses, including fees and disbursements of the Administrative Agent’s counsel and of any experts or agents retained by the Administrative Agent, which the Administrative Agent may incur as a result of such failure.

(e) The liability of each of the undersigned hereunder shall be limited to the maximum amount of liability that can be incurred without rendering this Guaranty, as it relates to such Person, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

(f) The books and records of the Lenders showing the amount of any of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantors and conclusive for the purpose of establishing the amount of the Obligations.

SECTION 2. OBLIGATIONS UNDER THE GUARANTY. Each of the undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guaranty to the same extent as each of the other Guarantors thereunder. Each of the undersigned further agrees, as of the date first above written, that each reference in the Guaranty to a “Guarantor” shall also mean and be a reference to each of the undersigned, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to each of the undersigned.

SECTION 3. COUNTERPARTS; EFFECTIVENESS. This Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Joinder Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

SECTION 4. GOVERNING LAW; SUBMISSION TO JURISDICTION.

(a) GOVERNING LAW. THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH OF THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE

STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE UNDERSIGNED AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS JOINDER AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE UNDERSIGNED OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. EACH OF THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR IN SECTION 10.14 OF THE CREDIT AGREEMENT. NOTHING IN THIS JOINDER AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 5. WAIVER OF JURY TRIAL. EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY THEORY). EACH OF THE UNDERSIGNED HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE

BEEN INDUCED TO ENTER INTO THIS JOINDER AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 6. FINAL AGREEMENT. THIS JOINDER AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Joinder Agreement as of the date first written above.

Very truly yours,

VANTAGE DRILLING GABON

By:	/s/ Douglas G. Smith
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLER ROCO S.R.L.

By:	/s/ Ronald J. Nelson
Name:	Ronald J. Nelson
Title:	Director

Address of Guarantor:

c/o Vantage Drilling Company

777 Post Oak Boulevard, Suite 800

Houston, TX 77056

Attention: Douglas Smith, Chief Financial Officer

[Joinder Agreement to RBC Facility]